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                                                                    Exhibit 4(a)

                          REGISTRATION RIGHTS AGREEMENT


      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 29, 1998, among LES, Inc., a Delaware corporation (the "Company"), Laidlaw Environmental Services, Inc., a Delaware corporation (the "Parent"), the Subsidiary Guarantors (as defined herein) and TD Securities (USA) Inc. ("TD Securities"), and NationsBanc Montgomery Securities LLC ("NationsBanc" and, together with TD Securities, the "Initial Purchasers").

      This Agreement is made pursuant to the Purchase Agreement dated May 21, 1998 among the Company, the Parent and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $325,000,000 principal amount of the Company's 9 1/4% Senior Subordinated Notes due 2008 (the "Initial Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

      1. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

            The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

            "Closing" shall mean the date of the closing of the issuance and sale of the Initial Notes pursuant to the Purchase Agreement.

            "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            "Company" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

            "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

            "Electing Holder" shall mean any holder of Registrable Notes that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, or any
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      successor thereto, as the same shall be amended from time to time.

            "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Exchange Registration" shall have the meaning assigned thereto in
      Section 3(c) hereof.

            "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Exchange Notes" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Guarantors" shall mean, collectively, the Subsidiary Guarantors and the Parent.

            The term "holder" shall mean each of the Initial Purchasers and other persons who acquire Registrable Notes from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Notes.

            "Indenture" shall mean the Indenture, dated as of May 29, 1998, between the Company, the Parent, as guarantor, the Subsidiary Guarantors and The Bank of Nova Scotia Trust Company of New York, as trustee, as the same shall be amended from time to time.

            "Initial Notes" shall have the meaning set forth in the preamble to this Agreement.

            "NationsBanc" shall have the meaning set forth in the preamble to this Agreement.

            "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

            "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

            "Parent" shall have meaning in the preamble of this Agreement.

            The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or


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      governmental agency.

            "Registrable Notes" shall mean the Initial Notes; provided, however, that an Initial Note shall cease to be a Registrable Note when (i) in the circumstances contemplated by Section 2(a) hereof, the Initial Note has been exchanged for an Exchange Note in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Note received by a broker-dealer in an Exchange Offer in exchange for a Registrable Note that was not acquired by the broker-dealer directly from the Company will also be a Registrable Note through and including the earlier of the 90th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Initial Note); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Initial Note under the Securities Act has been declared or becomes effective and such Initial Note has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Initial Note is sold pursuant to Rule 144 under circumstances in which any legend borne by such Initial Note relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Initial Note is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Initial Note shall cease to be outstanding.

            "Registration Default" shall have the meaning assigned thereto in
      Section 2(c) hereof.

            "Registration Expenses" shall have the meaning assigned thereto in
      Section 4 hereof.

            "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

            "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder's business,
      (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Exchange Notes received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes acquired by the broker-dealer directly from the Company.

            "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.


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            "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

            "Shelf Registration" shall have the meaning assigned thereto in
      Section 2(b) hereof.

            "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

            "Subsidiary Guarantors" shall mean the wholly owned domestic subsidiaries of the Company, as guarantors of the Initial Notes and the Exchange Notes, as set forth on Schedule I hereof.

            "TD Securities" shall have the meaning set forth in the preamble to this Agreement.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, all as the same shall be amended from time to time.

      2. Registration Under the Securities Act. (a) Except as set forth in
Section 2(b) below, the Company and the Guarantors agree to file under the Securities Act, as soon as practicable, but no later than 60 days after the Closing, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement," and such offer, the "Exchange Offer") any and all of the Initial Notes for a like aggregate principal amount at maturity of debt securities issued by the Company, which debt securities are substantially identical to the Initial Notes (and are entitled to the benefits of the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Notes"). The Company and the Guarantors agree to use their respective best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 150 days after the Closing. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Guarantors further agree to use their respective best efforts to commence and complete the Exchange Offer promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and issue Exchange Notes for all Registrable Notes that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Notes are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of


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the Securities Act and the Exchange Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by any broker-dealer of Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes other than those acquired by the broker-dealer directly from the Company), and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Notes for all outstanding Registrable Notes pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Registrable Notes that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company and the Guarantors agree (x) to include in the Exchange Registration Statement a prospectus for use in connection with any resales of Exchange Notes by a broker-dealer, other than resales of Exchange Notes received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes acquired by the broker-dealer directly from the Company, and
(y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Notes. With respect to such Exchange Registration Statement, each broker-dealer that holds Exchange Notes received in an Exchange Offer in exchange for Registrable Notes not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6 hereof.

      (b) the Exchange Offer is completed existing Commission interpretations are changed such that the Initial Notes received by holders other than Restricted Holders in the Exchange Offer for Registrable Notes are not or would not be, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by broker-dealers of Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes other than those acquired by the broker-dealer directly from the Company), in lieu of conducting the Exchange Offer contemplated by Section 2(a) the Company and the Guarantors shall file under the Securities Act as soon as practicable, but no later than the later of 30 days after the time such obligation to file arises and 60 days after the Closing, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Notes, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). In addition, in the event that the Initial Purchasers shall not have resold all of the Initial Notes initially purchased by them from the Company


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pursuant to the Purchase Agreement prior to the consummation of the Exchange
Offer, the Company shall file under the Securities Act as soon as practicable a Shelf Registration Statement. The Company and the Parent agree to use their respective best efforts (i) to cause the Shelf Registration Statement to become or be declared effective no later than 180 days after Closing and to keep such Shelf Registration Statement continuously effective in order to permit the prospectus forming a part thereof to be usable by holders for resales of Registrable Notes for a period ending on the earlier of the second anniversary of the Closing (or the first anniversary if the Shelf Registration is filed because the Initial Purchasers have not resold all of the Initial Notes) or such time as there are no longer any Registrable Notes outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Notes unless such holder is an Electing Holder, and (ii) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Notes that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Notes, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (ii) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

      (c) In the event that (i) the Company has not filed the Exchange Registration Statement on or prior to the 60th day after the Closing, or (ii) such Exchange Registration Statement has not become effective or been declared effective by the Commission on or before the 150th day after the Closing, or
(iii) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective on or prior to the 180th day after the Closing, or (iv) any Exchange Registration Statement or Shelf Registration Statement required by
Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default", then, as liquidated damages for each such Registration Default, subject to the provisions of Section 9(b), the interest rate borne by the Registrable Notes shall be increased by 0.25% per annum following such 60-day period in the case of clause (i)


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above, following such 150-day period in the case of clause (ii) above, following such 180-day period in the case of clause (iii) above and following the date on which such Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, ceases to become effective in the case of clause
(iv) above. The amount of such additional interest will increase by an additional 0.25% for each subsequent 90-day period until such Registration Default has been cured; provided that the aggregate amount of such increase in the original interest rate will in no event exceed 1.50% per annum. Upon (w) the filing of the Exchange Offer Registration Statement after the 60-day period described in clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 150-day period described in clause (ii) above,
(y) the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above or (z) the effectiveness of a succeeding registration statement after the date in clause (iv) above, the interest rate borne by the Registrable Notes from the date of filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate.

      (d) The Company shall take all reasonable actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

      (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

      3. Registration Procedures. If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

      (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company and the Guarantors shall qualify the Indenture under the Trust Indenture Act.

      (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

      (c) In connection with the Company's and the Guarantors' obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):


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            (i) prepare and file with the Commission, as soon as practicable but no later than 60 days after the Closing, an Exchange Registration
      Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Notes by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use their respective best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 150 days after the Closing;

            (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Notes with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Notes;

            (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment


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      does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (iv) in the event that the Company would be required, pursuant to
      Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Notes, without unreasonable delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (v) use their respective reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

            (vi) use their respective reasonable best efforts to (A) register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a), if such registration or qualification is required by such laws, no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Notes to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to their respective certificates of incorporation or bylaws or any agreement between it and its shareholders;

            (vii) use their respective reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Notes by broker-dealers during the Resale Period;


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            (viii) provide a CUSIP number for all Exchange Notes, not later than the applicable Effective Time;

            (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (d) In connection with the Company's and the Guarantors' obligations with respect to the Shelf Registration, if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

            (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Notes for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use their respective reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

            (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Notes; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Notes at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Notes shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

            (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Notes that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Notes until such holder has returned a completed and signed Notice and Questionnaire to the


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      Company;

            (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

            (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Notes covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

            (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

            (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Notes pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other


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      governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (viii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (ix) use their respective reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

            (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Notes, including information with respect to the principal amount at maturity of Registrable Notes being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Notes and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Notes to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Notes, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Guarantors hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company and the Guarantors, in connection with the offering and sale of the Registrable Notes covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

            (xii) use their respective reasonable best efforts to (A) register or qualify the Registrable Notes to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Notes; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii),
      (2) consent to general service of process in any such jurisdiction or (3) make any changes to their respective certificates of incorporation or bylaws or any agreement between it and its shareholders;

            (xiii) use their respective reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Notes;

            (xiv) cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Notes;

            (xv) provide a CUSIP number for all Registrable Notes, not later than the applicable Effective Time;

            (xvi) enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take such other actions in connection therewith as any Electing Holders aggregating at least a majority in aggregate principal amount at maturity of the Registrable Notes at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Notes;

            (xvii) whether or not an agreement of the type referred to in
      Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Notes, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a comfort letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such customary documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Guarantors and Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in
      Section 5 hereof;

            (xviii) notify in writing each holder of Registrable Notes of any proposal by the Company to amend or waive any provision of this Agreement pursuant to

      Section 8(c) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

            (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Notes or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Notes or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Notes, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Notes, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter) and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

            (xx) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (e) In the event that the Company and the Parent would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Notes, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Notes pursuant to the Shelf Registration Statement applicable to such Registrable Notes until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Registrable Notes at the time of receipt of such notice.

      (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Registrable Notes as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Notes or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Notes required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      (g) Until the expiration of two years after the Closing, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Initial Notes that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

      4. Registration Expenses. The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses (including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review with the NASD), (b) all fees and expenses in connection with the qualification of the Initial Notes for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may reasonably designate (including any fees and disbursements of counsel for the Electing Holders subject to the limitations of clause (h) below) or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Initial Notes for delivery and the expenses of printing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Initial Notes to be disposed of (including certificates representing the Initial Notes), (d) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (e) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (g) reasonable fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to
Section 3(d)(xix) hereof, (h) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Initial Notes, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Notes or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Notes being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Notes and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

      5. Indemnification. (a) The Company and the Parent shall, jointly and severally, indemnify and hold harmless each holder, including the Initial Purchasers, each underwriter who participates in an offering of Registrable Notes, their respective affiliates, and their respective directors, officers, employees and agents, and each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

            (i) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus included in any such Registration Statement (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(c) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a):

provided, however, that (i) this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, any holder or any underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the prospectus included in such Registration Statement (or any amendment or supplement thereto) and (ii) the Company and the Parent shall not be liable to any indemnified party under this indemnity agreement with respect to the Registration Statement or prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Registration Statement or prospectus which untrue statement or omission was corrected in an amended or supplemented Registration Statement or prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the Securities Act and was not so made. This indemnity agreement will be in addition to any liability which the Company and the Parent may otherwise have.

      (b) In the case of a Shelf Registration, each holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Parent, the Initial Purchasers, each underwriter who participates in an offering of Registrable Notes and the other selling holders and each of their respective directors and officers (including each officer of each of the Company who signed the Registration Statement) and each person, if any, who controls the Company and the Parent, each Initial Purchaser, any underwriter or any other selling holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such holder, as the case may be, expressly for use in the Registration Statement (or any amendment thereto), or the prospectus (or any amendment or supplement thereto); provided, however, that no such holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

      (c) Each indemnified party shall give notice in writing as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or

(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate counsel (in addition to any local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 5 or the Company in the case of paragraph (b) of this Section 5, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel and the indemnifying party is obligated to reimburse the indemnified party under the foregoing provisions of this Section 5, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 20 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least five business days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Parent, the Initial Purchaser and the holders, from the offering of the Exchange Notes or Registrable Notes included in such offering or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Parent, the Initial Purchasers, and the holders, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, the Parent, the Initial Purchasers, and the holders shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Parent, the Initial Purchasers or the holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Parent, the Initial Purchasers and the holders of the Registrable Notes agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity, and the holders were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person, if any, who controls an Initial Purchaser or holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or holder, and each director of the Company and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company and the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Parent. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to any Initial Purchaser pursuant to the Purchase Agreement shall not be deemed to be a benefit received by any Initial Purchaser in connection with the offering of the Exchange Notes or Registrable Notes in such offering.

      6. Underwritten Offerings. (a) Selection of Underwriters. If any of the Registrable Notes covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount at maturity of the Registrable Notes to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

      (b) Participation by Holders. Each holder of Registrable Notes hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      7. Rules 144 and 144A. Each of the Parent and the Company covenants to the holders of Registrable Notes that to the extent the Company and the Parent shall be required to do so under the Exchange Act, each of the Company and the Parent shall use its reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitations of the exemption provided by Rules 144 and 144A under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Notes in connection with that holder's sale pursuant to Rule 144 or 144A, the Company and the Parent shall deliver to such holder a written statement as to whether it has complied with such requirements.

      8. Miscellaneous. (a) No Inconsistent Agreements. Neither the Parent nor the Company has, as of the date hereof, entered into nor will the Parent or the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Parent's or the Company's other issued and outstanding securities under any such agreements.

      (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company or the Parent fails to perform any of their respective obligations hereunder and that the Initial Purchasers and the holders from time to time of the Registrable Notes may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company and the Parent under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

      (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company have obtained the written consent of holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any holder of Registrable Notes unless consented to in writing by such holder.

      (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a holder, at the most current address given by such holder to the Company by means of a notice given in accordance with the provisions of this
Section 8(d), which address initially is, with respect to an Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Parent, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(d).

      All such notices and communications shall be deemed to have been duly given:

at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

      (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the panics, including, without limitation and without the need for an express assignment subsequent holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

      (f) Third Party Beneficiary. The holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Parent, on the one hand, and the Initial Purchasers, on the other hand, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

      (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                LES, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (US), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (LONE AND GRASSY
                                                MOUNTAIN), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TULSA), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (SAN ANTONIO), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (WICHITA), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF DELAWARE, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (ROSEMOUNT), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (SAWYER), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TUCKER), INC.

                                                NINTH STREET PROPERTIES, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (SAN JOSE), INC.

                                                CHEMCLEAR, INC. OF LOS ANGELES

                                                USPCI, INC. OF GEORGIA

                                                LES HOLDINGS, INC.

                                                EAST CARBON DEVELOPMENT
                                                FINANCIAL PARTNERS, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (IMPERIAL VALLEY), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (LOKERN), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (NORTH EAST), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (RECOVERY), INC.

                                                CORSAN TRUCKING, INC

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TES), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TG), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TOC), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TS), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (THERMAL TREATMENT),
                                                INC.

                                                GSX CHEMICAL SERVICES OF OHIO,
                                                INC.

                                                LEMC, INC.

                                                LAIDLAW CHEMICAL SERVICES,
                                                INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (ALTAIR), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (BDT), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (FS), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (GS), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (CLIVE), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (WT), INC.

                                                LAIDLAW OSCO HOLDINGS, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF NASHVILLE, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF BARTOW, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF CALIFORNIA, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF CHATTANOOGA, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF ILLINOIS, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF SOUTH CAROLINA,
                                                INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES OF WHITE CASTLE, INC.

                                                LES MERGER, INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (PUERTO RICO), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (BRIDGEPORT), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (DEER PARK), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (BATON ROUGE), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (PLAQUEMINE), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (CUSTOM TRANSPORT),
                                                INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (LOS ANGELES), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (TIPTON), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (GLOUCESTER), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (DEER TRAIL), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (MT. PLEASANT), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (MINNEAPOLIS), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (ARAGONITE), INC.

                                                LAIDLAW ENVIRONMENTAL
                                                SERVICES (SUSSEX), INC.

                                                LAIDLAW ENVIRONMENTAL, INC.

                                                By \s\ PAUL HUMPHREYS
                                                   -----------------------------
                                                   Name:  Paul Humphreys
                                                   Title: Sr. Vice President
                                                          Finance and CFO

                                                SAFETY-KLEEN CORP.

                                                DIRT MAGNET, INC.

                                                THE MIDWAY GAS & OIL COMPANY

                                                ELGINT CORP.

                                                SAFETY-KLEEN ENVIROSYSTEMS
                                                COMPANY

                                                SAFETY-KLEEN ENVIROSYSTEMS
                                                COMPANY OF PUERTO RICO, INC.

                                                PETROCON, INC.

                                                PHILLIPS ACQUISITION CORP.

                                                SAFETY-KLEEN AVIATION, INC.

                                                SK INSURANCE COMPANY

                                                SK REAL ESTATE, INC.

                                                SAFETY-KLEEN INTERNATIONAL,
                                                INC.

                                                SAFETY-KLEEN OIL RECOVERY CO.

                                                SAFETY-KLEEN OIL SERVICES, INC.

                                                THE SOLVENTS RECOVERY SERVICE
                                                OF NEW JERSEY, INC.


                                                By \s\ PAUL R. HUMPHREYS
                                                   -----------------------------
                                                   Name:  Paul R. Humphreys
                                                   Title: Assistant Treasurer

Confirmed and accepted as of the date first above written:

TD SECURITIES (USA) INC.
NATIONSBANC MONTGOMERY
   SECURITIES LLC

By: TD SECURITIES (USA) INC.

By:  \s\ THOMAS W.  REGAN, JR.
     ----------------------------
     Name:  Thomas W.  Regan, Jr.
     Title: Managing Director

                                                SAFETY-KLEEN CORP.


                                                By \s\ HENRY TAYLOR
                                                   -----------------------------
                                                   Name: Henry Taylor
                                                   Title: Assistant Secretary

                                                                       Exhibit A

                                    LES, INC.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE](1)


      The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in LES, Inc. (the "Company") 9 1/4% Senior Subordinated Notes due 2008 (the "Notes") are held.

      The Company is in the process of registering the Notes under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Notes included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

      It is important that beneficial owners of the Notes receive a copy of the enclosed materials as soon as possible as their rights to have the Notes included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact LES, Inc., 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, Attention: General Counsel.

--------
(1) Not less than 28 calendar days from date of mailing.

                                    LES, INC.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire


                                     (Date)


      Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") among LES, Inc. (the "Company"), Laidlaw Environmental Services, Inc. (the "Parent"), the Subsidiary Guarantors (as defined in the Registration Rights Agreement), and the Initial Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [___] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 9 1/4% Senior Subordinated Notes due 2008 (the "Notes"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Each beneficial owner of Registrable Notes (as defined below) is entitled to have the Registrable Notes beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Notes included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Notes who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Notes.

      Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Notes are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

      The term "Registrable Notes" is defined in the Registration Rights Agreement.


                                    ELECTION

      The undersigned holder (the "Selling Securityholder") of Registrable Notes hereby elects to include in the Shelf Registration Statement the Registrable Notes beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Notes by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

      Upon any sale of Registrable Notes pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

      The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(i)   (1)   Full Legal Name of Selling Securityholder:

            ____________________________________________________________________

      (2) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Notes Listed in Item (3) below:

            ____________________________________________________________________

      (3) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Notes Listed in Item
            (3) below are Held:

            ____________________________________________________________________

(ii)  Address for Notices to Selling Securityholder:

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      Telephone:              _______________________________

      Fax:                    _______________________________

      Contact Person:         _______________________________

(iii) Beneficial Ownership of Securities:

      Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

      (1) Principal amount at maturity of Registrable Notes beneficially owned:__

            CUSIP No(s). of such Registrable Notes:_________________

      (2) Principal amount at maturity of Securities other than Registrable Notes beneficially owned:_______________________________

            CUSIP No(s). of such other Securities:__________________

      (3) Principal amount at maturity of Registrable Notes which the undersigned wishes to be included in the Shelf Registration
            Statement:

            CUSIP No(s). of such Registrable Notes to be included in the Shelf Registration Statement: __________________________________________


(iv)  Beneficial Ownership of Other Securities of the Company or the Parent:

      Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company or the Parent, other than the Securities listed above in Item
(3).

      State any exceptions here:



(v)   Relationships with the Company:

      Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company or the Parent (or its predecessors or affiliates) during the past three years.

      State any exceptions here:



(vi)  Plan of Distribution:

      Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Notes listed above in Item (3) only as follows (if at all): Such Registrable Notes may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Notes may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Notes or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Notes in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Notes short and deliver Registrable Notes to close out such short positions, or loan or pledge Registrable Notes to broker-dealers that in turn may sell such securities.

      State any exceptions here:



      By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (which governs manipulation, stabilization and trading activity during a distribution of securities).

      In the event that the Selling Securityholder transfers all or any portion of the Registrable Notes listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

      By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company, and any underwriters in an underwritten offering of such Selling Securityholder's Registrable Notes listed in Item(3) above, in connection with the preparation of the Shelf Registration Statement and related Prospectus.

      In accordance with the Selling Securityholder's obligation under Section 3(d) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

            (i)   To the Company or the Parent:

                        LES, Inc.
                        1301 Gervais Street
                        Suite 300
                        Columbia, South Carolina 29201
                        Attention: General Counsel
                        Telephone: (803) 933-4200


            (ii)  With a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, New York 10019-6064
                        Attention: John C. Kennedy
                        Telephone: (212) 373-3000

      Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Notes beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________


                                   _____________________________________________
                                   Selling Securityholder
                                   (Print/type full legal name of beneficial owner of Registrable Notes)

                                   By: _________________________________________
                                   Name:
                                   Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:


                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, New York   10019-6064
                              Attention: John C. Kennedy
                              Telephone: (212) 373-3000

                                                                       Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[Name]
[Address]

Attention:  Trust Officer

                  Re: LES, Inc. (the "Company")
                      9 1/4% Senior Subordinated Notes due 2008
                      -----------------------------------------

Dear Sirs:

            Please be advised that _____________________ has transferred $___________ aggregate principal amount at maturity of the above-referenced Notes pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.

            We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ___________, 199_ or in supplements thereto, and that the aggregate principal amount at maturity of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                                Very truly yours,


                                                __________________________
                                                (Name)

                                                By:_______________________

                                                (Authorized Signature)


                                       B-1